Exhibit 10.1
CONCENTRIX CORPORATION

2020 EMPLOYEE STOCK PURCHASE PLAN

(as adopted by the Board of Directors on November 12, 2020)
(Effective on December 1, 2020)
(Amended on March 22, 2022)

Table of Contents

CONCENTRIX CORPORATION

2020 EMPLOYEE STOCK PURCHASE PLAN
SECTION 1Purpose of the Plan.
The Plan was adopted by the Board on November 12, 2020 and subsequently approved by the Company’s stockholders on November 24, 2020. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Common Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under Section 423 of the Code.
SECTION 2Definitions.
(a)“Board” means the Board of Directors of the Company, as constituted from time to time.
(b)“Code” means the Internal Revenue Code of 1986, as amended.
(c)“Committee” means the Compensation Committee of the Board or such other committee, comprised exclusively of one or more directors of the Company, as may be appointed by the Board from time to time to administer the Plan.
(d)“Common Stock” means the Company’s common stock, par value $0.0001 per share.
(e)“Company” means Concentrix Corporation, a Delaware corporation.
(f)“Compensation” means, unless provided otherwise by the Committee in the terms and conditions of an Offering, base salary and wages paid in cash to a Participant by a Participating Company, without reduction for any pre-tax contributions made by the Participant under Sections 401(k) or 125 of the Code. Compensation shall, unless provided otherwise by the Committee in the terms and conditions of an Offering, exclude variable compensation (including commissions, bonuses, incentive compensation, overtime pay and shift premiums), all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.
(g)“Corporate Reorganization” means:
(i)The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization in which the Company’s stockholders immediately prior thereto own less than 50% of the voting securities of the Company (or its successor or parent) immediately thereafter; or
(ii)The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.

(h)“Eligible Employee” means any employee of a Participating Company who has rendered services as an employee for at least six (6) months after the employee’s date of hire with the Company or a Participating Company and whose customary employment is for more than five (5) months per calendar year and for more than twenty (20) hours per week. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her.
(i)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(j)“Fair Market Value” means the fair market value of a share of Common Stock, determined as follows:
(i)If the Common Stock was traded on any established national securities exchange, including the New York Stock Exchange or The NASDAQ Stock Market, on the date in question, then the Fair Market Value shall be equal to the closing price as quoted on such exchange (or the exchange with the greatest volume of trading in the Common Stock) on such date as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(ii)If the foregoing provision is not applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.
For any date that is not a Trading Day, the Fair Market Value of a share of Common Stock for such date shall be determined by using the closing sale price for the immediately preceding Trading Day. The determination of the Fair Market Value pursuant to the foregoing provisions shall be conclusive and binding on all persons.
(k)“Offering” means the grant of options to purchase shares of Common Stock to Eligible Employees under the Plan.
(l)“Offering Date” means the first day of an Offering; provided, however, that if any Offering Date falls on a day that is not a Trading Day, then such Offering Date shall instead fall on the next Trading Day.
(m)“Offering Period” means a period with respect to which the right to purchase Common Stock may be granted to Eligible Employees under the Plan.
(n)“Participant” means an Eligible Employee who elects to participate in the Plan in accordance with the terms hereof.
(o)“Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.
(p)“Plan” means this Concentrix Corporation 2020 Employee Stock Purchase Plan, as it may be amended from time to time.
(q)“Plan Account” means the account established for each Participant.
(r)“Purchase Date” means one or more dates during an Offering on which shares of Common Stock may be purchased pursuant to the terms of the Offering; provided, however, that if any Purchase Date falls on a day that is not a Trading Day, then such Purchase Date shall instead fall on the immediately preceding Trading Day.
(s)“Purchase Period” means one or more successive periods during an Offering, beginning on the Offering Date or on the day after a Purchase Date, and ending on the next succeeding Purchase Date.
(t)“Purchase Price” means the price at which Participants may purchase shares of Common Stock under the Plan, as determined pursuant to Section 8(b).
(u)“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns common stock, limited liability company interests, partnership interests or other equity possessing 50% or more of the total combined equity voting power in one of the other corporations in such chain.
(v)“Trading Day” means a day on which the national securities exchange on which the Common Stock is traded is open for trading.
SECTION 3Administration of the Plan.
(a)Administrative Powers and Responsibilities. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The Committee’s determinations under the Plan, unless otherwise determined by the Board, shall be final and binding on all persons. The Company shall pay all expenses incurred in the administration of the Plan. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan. Notwithstanding anything to the contrary in the Plan, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In such event, the Board shall have all of the authority and responsibility granted to the Committee herein.
(b)International Administration. The Committee shall establish sub-plans (which need not qualify under Section 423 of the Code) and initiate separate Offerings through such sub-plans for the purpose of (i) facilitating participation in the Plan by non-U.S. employees in compliance with foreign laws and regulations without affecting the qualification of the remainder of the Plan under Section 423 of the Code or (ii) qualifying the Plan for preferred tax treatment under foreign tax laws (which sub-plans, at the Committee’s discretion, may provide for allocations of the authorized shares reserved for issue under the Plan as set forth in Section 14(a)). The rules, guidelines and forms of such sub-plans (or the Offerings thereunder) may take precedence over other provisions of the Plan, with the exception of Section 4(a)(i), Section 5(b),

Section 8(b) and Section 14(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.
SECTION 4Enrollment and Participation.
(a)Offering Periods. While the Plan is in effect, the Committee may from time to time grant options to purchase shares of Common Stock pursuant to the Plan to Eligible Employees during a specified Offering Period. Each such Offering shall be in such form and shall contain such terms and conditions as the Committee shall determine, subject to compliance with the terms and conditions of the Plan (which may be incorporated by reference) and the requirements of Section 423 of the Code, including the requirement that all Eligible Employees have the same rights and privileges (except with respect to sub-plans established for the purpose of facilitating participation by non-U.S. employees). The Committee shall specify prior to the commencement of each Offering (i) the period during which the Offering shall be effective, which may not exceed 27 months from the Offering Date and may include one or more successive Purchase Periods within the Offering, (ii) the Purchase Dates and Purchase Price for shares of Common Stock which may be purchased pursuant to the Offering, and (iii) if applicable, any limits on the number of shares of Common Stock purchasable by a Participant, or by all Participants in the aggregate, during any Offering Period or, if applicable, Purchase Period, in each case consistent with the limitations of the Plan. The Committee shall have the discretion to provide for the automatic termination of an Offering following any Purchase Date on which the Fair Market Value of a share of Common Stock is equal to or less than the Fair Market Value of a share of Common Stock on the Offering Date, and for the Participants in the terminated Offering to be automatically re-enrolled in a new Offering that commences immediately after such Purchase Date. The terms and conditions of each Offering need not be identical, and shall be deemed incorporated by reference and made a part of the Plan.
(b)Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by completing the enrollment process prescribed and communicated for this purpose from time to time by the Company to Eligible Employees. By completing the enrollment process, an Eligible Employee: (i) authorizes the applicable Participating Company to make the relevant payroll deductions from the Eligible Employee’s Compensation on each applicable payday and to pay or apply such amounts to the purchase of Common Stock under the Plan; (ii) agrees to be bound by the terms of any enrollment form and the Plan; and (iii) accepts and consents to any action taken under the Plan by the Committee, the Company or the applicable Participating Company.
(c)Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee or withdraws from the Plan under Section 6(a). A Participant who withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Section 4(b). A Participant whose employee contributions were discontinued automatically shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she is then an Eligible Employee. When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.
SECTION 5Employee Contributions.
(a)Frequency of Payroll Deductions. A Participant may purchase shares of Common Stock under the Plan solely by means of payroll deductions; provided, however, that to the extent provided in the terms and conditions of an Offering, a Participant may also make contributions through payment by cash or check prior to one or more Purchase Dates during the Offering. Payroll deductions, subject to the provisions of Section 5(b) or as otherwise provided under the terms and conditions of an Offering, shall occur on each payday during participation in the Plan.
(b)Amount of Payroll Deductions. An Eligible Employee shall designate during the enrollment process the portion of his or her Compensation that he or she elects to have withheld for the purchase of Common Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15% (or such lower rate of Compensation specified as the limit in the terms and conditions of the applicable Offering). Unless otherwise determined by the Committee, the amount of an Eligible Employee’s Compensation that may be withheld for the purchase of Common Stock shall not exceed an amount per calendar year that is equal to the product of (x) $25,000 multiplied by (y) the percentage of Fair Market Value utilized for the Purchase Price, as set forth in Section 8(b).
(c)Changing Withholding Rate. Unless otherwise provided under the terms and conditions of an Offering, a Participant may not increase the rate of payroll withholding during the Offering Period, but may decrease the rate of payroll withholding during the Offering Period to a whole percentage of his or her Compensation in accordance with such procedures and subject to such limitations as the Company may establish for all Participants. A Participant may also increase or decrease the rate of payroll withholding effective for a new Offering Period by submitting an authorization to change the payroll deduction rate pursuant to the process prescribed by the Company from time to time. The new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation consistent with Section 5(b).
(d)Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by withdrawing from the Plan pursuant to Section 6(a). In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).
SECTION 6Withdrawal from the Plan.
(a)Withdrawal. A Participant may elect to withdraw from the Plan by giving notice pursuant to the process prescribed and communicated by the Company from time to time. Such withdrawal may be elected at any time before the last day of an Offering Period, except as otherwise provided in the Offering. In addition, if payment by cash or check is permitted under the terms and conditions of an Offering, Participants may be deemed to withdraw from the Plan by declining or failing to remit timely payment to the Company for the shares of Common Stock. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.
(b)Re-enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan in accordance with the terms hereof. Re-enrollment may be effective only at the commencement of an Offering Period.
SECTION 7Change in Employment Status.
(a)Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). A transfer from one Participating Company to another shall not be treated as a termination of employment.
(b)Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. For purposes of the Plan, employment, however, shall be deemed to terminate three (3) months after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.
(c)Death. In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to the Participant’s estate.
SECTION 8Plan Accounts and Purchase of Shares.
(a)Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest will accrue, be credited or be paid to Participants in respect of any amounts credited to the Participant’s Plan Account.
(b)Purchase Price. The Purchase Price for each share of Common Stock purchased during an Offering Period shall be the lesser of:
(i)95% of the Fair Market Value of such share on the Purchase Date; or
(ii)95% of the Fair Market Value of such share on the Offering Date.
The Committee may specify an alternative Purchase Price amount or formula in the terms and conditions of an Offering, but in no event may such amount or formula result in a Purchase Price less than that calculated pursuant to the immediately preceding formula.
(c)Number of Shares Purchased. As of each Purchase Date, each Participant shall be deemed to have elected to purchase the number of shares of Common Stock calculated in accordance with this Section 8(c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price and rounded down to the nearest whole number, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. Unless provided otherwise by the Committee prior to commencement of an Offering, the maximum number of shares of Common Stock which may be purchased by an individual Participant during an Offering is 500 shares. The foregoing notwithstanding, no Participant shall purchase more than such number of shares of Common Stock as may be determined by the Committee with respect to the Offering Period, or Purchase Period, if applicable, nor more than the amounts of Common Stock set forth in Sections 9(b) and 14(a). For each Offering Period and, if applicable, Purchase Period, the Committee shall have the authority to establish additional limits on the number of shares purchasable by all Participants in the aggregate.
(d)Available Shares Insufficient. In the event that the aggregate number of shares of Common Stock that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under Section 14(a), or which may be purchased pursuant to any additional aggregate limits imposed by the Committee, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

(e)Issuance of Common Stock. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.
(f)Unused Cash Balances. An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be refunded to the Participant in cash at the end of the Offering Period, without interest. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Section 8(c), Section 8(d), Section 9(b) or Section 14(a) shall be refunded to the Participant in cash, without interest.
(g)Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months after the date the Plan is adopted by the Board. Any other provision of the Plan notwithstanding, no shares of Common Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the adoption of the Plan.
SECTION 9Limitations on Stock Ownership.
(a)Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Common Stock under the Plan if such Participant, immediately after his or her election to purchase such Common Stock, would own shares of Common Stock, together with any other equity interests, representing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Section 9(a), the following rules shall apply:
(i)Ownership of stock shall be determined after applying the attribution rules of Section 424(d) of the Code;
(ii)Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and
(iii)Each Participant shall be deemed to have the right to purchase up to the maximum number of shares of Common Stock that may be purchased by a Participant under this Plan under the individual limit specified pursuant to Section 8(c) with respect to each Offering Period.
(b)Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall accrue the right to purchase Common Stock at a rate which exceeds $25,000 of Fair Market Value of such Common Stock per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company), determined in accordance with the provisions of Section 423(b)(8) of the Code and applicable Treasury Regulations promulgated thereunder.
For purposes of this Section 9(b), the Fair Market Value of Common Stock shall be determined as of the beginning of the Offering Period in which such Common Stock is purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded, and this dollar limit shall not apply to such plans. If a Participant is precluded by this Section 9(b) from purchasing additional Common Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 10Rights Not Transferable.
The rights of any Participant under the Plan, or any Participant’s interest in any Common Stock or cash to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).
SECTION 11No Rights as an Employee
Nothing in the Plan or in any right granted under the Plan shall confer upon any Eligible Employee or Participant any right to become or remain an employee of a Participating Company (or any affiliate thereof) or interfere with or otherwise restrict in any way the rights of the Participating Company (or any affiliate thereof), which rights are hereby expressly reserved, to terminate the employment of such person at any time and for any reason, with or without cause, except as otherwise restricted by applicable law.
SECTION 12No Rights as a Stockholder.
A Participant shall have no rights as a stockholder with respect to any shares of Common Stock that he or she may have a right to purchase under the Plan unless and until such shares have been purchased on the applicable Purchase Date.
SECTION 13Securities Law Requirements.
Shares of Common Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded, to the extent applicable.
SECTION 14Stock Offered under the Plan.
(a)Authorized Shares. The maximum aggregate number of shares of Common Stock available for purchase under the Plan is 1,000,000 shares. The aggregate number of shares of Common Stock available for purchase under the Plan shall at all times be subject to adjustment pursuant to Section 14(b).
(b)Anti-dilution Adjustments. The aggregate number of shares of Common Stock offered under the Plan, the individual and aggregate Participant share limitations described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee in the event of any change in the number of issued shares of Common Stock (or issuance of shares other than Common Stock) by reason of any forward or reverse share split, subdivision or consolidation, or share dividend or bonus issue, recapitalization, reclassification, merger, amalgamation, consolidation, split-up, spin-off, reorganization, combination, exchange of shares of Common Stock, or any other change in corporate structure or in the event of any extraordinary distribution (whether in the form of cash, shares of Common Stock, other securities or other property).
(c)Reorganizations. Any other provision of the Plan notwithstanding, in the event of a Corporate Reorganization in which the Plan is not assumed by the surviving corporation or its parent corporation pursuant to the applicable plan of merger or consolidation, the Offering Period then in progress shall terminate immediately prior to the effective time of such Corporate Reorganization and either shares of Common Stock shall be purchased pursuant to Section 8 or, if so determined by the Board or Committee, all amounts in all Participant Accounts shall be refunded pursuant to Section 15 without any purchase of shares of Common Stock. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.
SECTION 15Amendment or Discontinuance.
The Board or Committee shall have the right to amend, suspend or terminate the Plan at any time and without notice. Upon any such amendment, suspension or termination of the Plan during an Offering Period, the Board or Committee may in its discretion determine that the applicable Offering shall immediately terminate and that all amounts in the Participant Accounts shall be carried forward into a payroll deduction account for each Participant under a successor plan, if any, or promptly refunded to each Participant. Except as provided in Section 14, any increase in the aggregate number of shares of Common Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by applicable law or regulation. This Plan shall continue until the earlier to occur of (a) termination of this Plan pursuant to this Section 15 or (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan.
SECTION 16Execution.
To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.
CONCENTRIX CORPORATION

By: /s/ Steven L. Richie
Name: Steven L. Richie
Title: Executive Vice President, Legal
Date: December 1, 2020

CONCENTRIX CORPORATION
INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
(as adopted by the Board of Directors on November 12, 2020)
(Effective on December 1, 2020)
(A Sub-Plan of the Concentrix Corporation 2020 Employee Stock Purchase Plan)
SECTION 1Purpose of the Sub-Plan.
Concentrix Corporation (the “Company”) adopts this Concentrix Corporation International Employee Stock Purchase Plan (the “Sub-Plan”), effective as of December 1, 2020 to provide Eligible Employees (as defined below) of Participating Companies organized in jurisdictions outside of the United States (each such Participating Company, an “Employer”) with an opportunity to increase their proprietary interest in the success of the Company by purchasing Common Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Sub-Plan is a component of the Concentrix Corporation Employee Stock Purchase Plan (the “Plan”) and subject to the terms and conditions of the Plan to the extent not provided otherwise herein. However, the Sub-Plan is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. In the event of any inconsistency between this Sub-Plan and the Plan, the terms of the Sub-Plan prevail. Any terms that are capitalized but not otherwise defined herein shall have the respective meanings assigned to them in the Plan.
SECTION 2Definitions.
(a)“Eligible Employee” means any employee of a Participating Company who has rendered services as an employee for at least six (6) months after the employee’s date of hire with the Company or a Participating Company and whose customary employment is for more than five (5) months per calendar year and for more than twenty (20) hours per week that the Company, in its sole discretion, determines shall receive an Invitation. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her.
(b)“Invitation” means the written or electronic offering document inviting an Eligible Employee to participate in the Sub-Plan.
(c)“Participant” means an Eligible Employee who received an Invitation to participate in the Sub-Plan, who elects to participate in the Sub-Plan in accordance with the terms hereof.
(d)“Section” means the applicable section of this Sub-Plan, unless expressly identified as a reference to the applicable section of the Plan.

SECTION 3Enrollment and Participation.
(a)Offering Periods. While the Sub-Plan is in effect, the Committee may from time to time, in its discretion, issue or cause to be issued an Invitation on behalf of the Company to any Eligible Employee to purchase shares of Common Stock pursuant to the Plan during a specified Offering Period. Each such Invitation shall be in such form and shall contain such terms and conditions as the Committee shall determine, subject to compliance with the terms and conditions of the Sub-Plan (which may be incorporated by reference) and the requirements of applicable law. An Invitation must be issued with an enrollment form and such explanatory or other material in respect of the Plan and Sub-Plan as the Committee or the Company in its discretion considers appropriate, or as required by applicable law. The Committee or the Company may in its absolute discretion amend an Invitation for any reason at any time prior to the enrollment deadline for the applicable Offering Period. The Committee shall specify prior to the commencement of each Offering (i) the period during which the Offering shall be effective, which may not exceed 27 months from the Offering Date and may include one or more successive Purchase Periods within the Offering, (ii) the Purchase Dates and Purchase Price for shares of Common Stock which may be purchased pursuant to the Offering, and (iii) if applicable, any limits on the number of shares purchasable by a Participant, or by all Participants in the aggregate, during any Offering Period or, if applicable, Purchase Period, in each case consistent with the limitations of the Sub-Plan. The Committee shall have the discretion to provide for the automatic termination of an Offering following any Purchase Date on which the Fair Market Value of a share of Common Stock is equal to or less than the Fair Market Value of a share of Common Stock on the Offering Date, and for the Participants in the terminated Offering to be automatically re-enrolled in a new Offering that commences immediately after such Purchase Date. The terms and conditions of each Offering need not be identical, and shall be deemed incorporated by reference and made a part of the Sub-Plan.
(b)Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Sub-Plan for such Offering Period in response to an Invitation by returning a duly completed enrollment form on or before the relevant enrollment deadline. By returning a duly completed enrollment form, an Eligible Employee: (i) authorizes his or her Employer to make the relevant payroll deductions from the Eligible Employee’s Compensation on each applicable payday and to pay or apply such amounts to the purchase of Common Stock under the Sub-Plan; (ii) agrees to be bound by the terms of the Invitation, the enrollment form, the Plan and the Sub-Plan; and (iii) accepts and consents to any action taken under the Sub-Plan by the Committee, the Company or the Employer.
(c)Duration of Participation. Once enrolled in the Sub-Plan, a Participant shall continue to participate in the Sub-Plan until he or she ceases to be an Eligible Employee or withdraws from the Plan. A Participant who remains an Eligible Employee through an Offering Period shall be deemed to remain a Participant in the immediately following Offering Period unless the Company, in its sole discretion, determines that the Participant is no longer an Eligible Employee. Notwithstanding the foregoing, if a Participant ceases to be an Eligible Employee due to a transfer of employment to the Company or another Subsidiary, then no further payroll deductions will be made on behalf of the Participant under the Sub-Plan, the amount credited to the Participant’s Plan Account shall be applied to the purchase of whole shares of Common Stock on the applicable Purchase Date, and any balance credited to the Participant’s Plan Account shall be returned to the Participant in one lump sum payment as soon as practicable thereafter, without any interest thereon. After such purchase, the Participant shall cease to participate in the Sub-Plan. A Participant who withdrew from the Plan may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Section 3(b). Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6 of the Plan.
(d)Dollar Limit. Any other provision of the Sub-Plan notwithstanding, no Participant shall accrue the right to purchase Common Stock at a rate which exceeds $25,000 of Fair Market Value of such Common Stock per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

For purposes of this Section 3(d), the Fair Market Value of Common Stock shall be determined as of the beginning of the Offering Period in which such Common Stock is purchased. If a Participant is precluded by this Section 3(d) from purchasing additional Common Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).
SECTION 4Employee Contributions.
(a)Frequency of Payroll Deductions. A Participant may purchase shares of Common Stock under the Plan solely by means of payroll deductions; provided, however, that to the extent provided in the terms and conditions of an Offering, a Participant may also make contributions through payment by cash or check prior to one or more Purchase Dates during the Offering. Payroll deductions, subject to the provisions of Section 4(b) or as otherwise provided under the terms and conditions of an Offering, shall occur on each payday during participation in the Plan.
(b)Amount of Payroll Deductions. An Eligible Employee shall designate during the enrollment process the portion of his or her Compensation that he or she elects to have withheld for the purchase of Common Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15% (or such lower rate of Compensation specified as the limit in the terms and conditions of the applicable Offering). Unless otherwise determined by the Committee, the amount of an Eligible Employee’s Compensation that may be withheld for the purchase of Common Stock shall not exceed an amount per calendar year that is equal to the product of (x) $25,000 multiplied by (y) the percentage of Fair Market Value utilized for the Purchase Price, as set forth in Section 8(b) of the Plan, as such limit is converted into the applicable local currency in accordance with Section 5(b).
(c)Changing Withholding Rate. Unless otherwise provided under the terms and conditions of an Offering, a Participant may not increase the rate of payroll withholding during the Offering Period, but may decrease the rate of payroll withholding during the Offering Period to a whole percentage of his or her Compensation in accordance with such procedures and subject to such limitations as the Company may establish for all Participants. A Participant may also increase or decrease the rate of payroll withholding effective for a new Offering Period by submitting an authorization to change the payroll deduction rate pursuant to the process prescribed by the Company from time to time. The new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation consistent with Section 4(b).
(d)Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by withdrawing from the Plan pursuant to Section 6 of the Plan. In addition, employee contributions may be discontinued automatically as provided in Section 3(d).
(e)Plan Account. Pending purchase of shares of Common Stock in accordance with Section 5, a Participant’s accumulated contributions will be credited to a Plan Account on behalf of the Participant in the local currency in which the Participant’s salary is paid. The Participant’s Employer may, but is not obligated to, establish a bank or other custodial account to hold contributions pending application to the purchase of Common Stock. However, amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Employer’s or the Company’s general assets and applied to general corporate purposes. No interest will accrue, be credited or be paid to Participants in respect of any amounts credited to the Participant’s Plan Account.

SECTION 5Conversion of Plan Account into U.S. Currency.
(a)Conversion to U.S. Dollars. For the purposes of determining the number of shares of Common Stock subject to purchase by a Participant on a Purchase Date, the amount accumulated as of the relevant Purchase Date and credited to the Participant’s Plan Account on such Purchase Date shall be converted from local currency into U.S. currency on the relevant Purchase Date or such other time as the Company, in its discretion, may reasonably establish, and at the exchange rate utilized on the Company’s general ledger, or at such other exchange rate, as the Company, in its discretion, may reasonably utilize.

(b)Conversion to Local Currency. If an Employer returns to a Participant any amounts credited to the Participant’s Plan Account, it must do so in the Participant’s local currency (converted, if necessary, at such time as the Company, in its discretion, may reasonably establish and at the exchange rate utilized on the Company’s general ledger or such other exchange rate as the Company, in its discretion, may reasonably utilize).

SECTION 6Miscellaneous
(a)Effect of Addenda. From time to time, the Committee may adopt one or more country-specific addenda for the purpose of specifying additional or different terms and conditions applicable to Eligible Employees of Employers located in the relevant country. In case of any conflict between the provisions in the body of the Sub-Plan and the provision in the applicable addendum, the terms of the addendum govern.
(b)Effect of Certain Plan Terms.
(i)Sections 4, 5, 7(a), 8(a) and 9(b) of the Plan do not apply to the Sub-Plan.
(ii)Any adjustments to shares of Common Stock provided under Section 14(b) of the Plan, including any changes to the Purchase Price, Purchase Date or number of shares of Common Stock, shall be subject to applicable law.
(iii)All Sections of the Plan not identified in Section 2 or this Section 6(b) apply to the Sub-Plan as if set forth verbatim herein.
(c)No Retention Rights. No provision in the Plan, Sub-Plan or any Invitation available under the Sub-Plan shall be construed to give any Eligible Employee or Participant any right to become or remain an employee of an Employer (or any affiliate thereof) or interfere with or restrict in any way the rights of an Employer (or applicable affiliate thereof), which rights are expressly reserved, to terminate the employment of such person at any time and for any reason, with or without cause, except as otherwise restricted by applicable law.

(d)No Guaranty of Gain. None of the Company, its Subsidiaries or the Employer guaranties that the value of Common Stock will increase during or after the Offering Period. Among other factors, the value of Common Stock to a Participant varies according to its demand on the stock market and changes in the exchange rate between the applicable local currency and the U.S. dollar.

(e)Waiver. No failure, delay or indulgence by a party in exercising any power or right under the Sub-Plan will operate as a waiver of such power or right. No single exercise of any power or right under the Sub-Plan will preclude any other or future exercise of that (or any other) power or right.

(f)Severability. If any provision of the Sub-Plan is rendered void, unenforceable or otherwise ineffective, such avoidance, unenforceability or ineffectiveness will not affect the enforceability of the remaining provisions of this Sub-Plan or any provision of the Plan.

SECTION 7Execution.
To record the adoption of the Sub-Plan by the Board, the Company has caused its authorized officer to execute the same.
CONCENTRIX CORPORATION

By: /s/ Steven L. Richie
Name: Steven L. Richie
Title: Executive Vice President, Legal
Date: December 1, 2020